UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, Sankesh Abbhi retired from the Board of Directors (the “Board”) of Brainstorm Cell Therapeutics Inc. (the “Company”), effective immediately prior to the commencement of the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company. As disclosed on a prior 8-K filing by the Company on October 29, 2021, Mr. Abbhi previously notified the Company of his intention not to stand for re-election at the Company’s Annual Meeting. Mr. Abbhi’s decision to retire was not a result of any dispute or disagreement with the Company or the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held virtually via the internet on December 14, 2021 to consider and vote on the proposals set forth below each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 4, 2021. The following actions were taken at the Annual Meeting:

1. The seven nominees (listed below) for election to the Company’s Board were elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

	Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
Dr. Irit Arbel	7,402,591	1,267,613	N/A	N/A	10,804,255
Dr. June S. Almenoff	7,892,445	777,759	N/A	N/A	10,804,255
Dr. Anthony Polverino	7,856,408	813,796	N/A	N/A	10,804,255
Dr. Jacob Frenkel	7,888,419	781,785	N/A	N/A	10,804,255
Malcolm Taub	7,863,515	806,689	N/A	N/A	10,804,255
Uri Yablonka	7,852,669	817,535	N/A	N/A	10,804,255
Dr. Menghisteab Bairu	7,890,188	780,016	N/A	N/A	10,804,255

2. The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was as follows:

Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
7,594,234	N/A	981,374	94,596	10,804,255

3. The proposal to ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s current fiscal year was approved, based upon the following votes:

Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
19,042,561	N/A	373,658	58,240	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: December 17, 2021	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer